UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2007
UNIVERSAL COMPRESSION PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33078 (Commission File Number)	22-3935108 (IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas (Address of principal executive offices)	77041 (Zip Code)
Registrants’ telephone number, including area code: (713) 335-7000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On May 9, 2007, Universal Compression Partners, L.P. (the “Partnership”) issued a press release announcing earnings for the quarter ended March 31, 2007. A copy of the press release is furnished as Exhibit 99.1 hereto, and the information relating to the Partnership contained in Exhibit 99.1 is incorporated herein by reference. Information contained in Exhibit 99.1 relating to the financial results of Universal Compression Holdings, Inc., the owner of the Partnership’s general partner, is not incorporated herein by reference.
     The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
99.1	Press release of Universal Compression Partners, L.P. dated May 9, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION PARTNERS, L.P.

	By:	UCO General Partner, LP, its general partner

	By:	UCO GP, LLC , its general partner

(Registrant)
Date: May 9, 2007

	By	/s/ DANIEL K. SCHLANGER

Daniel K. Schlanger
Senior Vice President
and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Press release of Universal Compression Partners, L.P. dated May 9, 2007.

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